Pursuant to the Fund’s procedures adopted under Rule 10f-3, the Fund’s Board of Directors/Trustees receives a quarterly report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph (c)(1) through (c)(8) of Rule 10f-3.

Fund	Focused Dynamic Growth
Issuer	Remitly Global Inc.
Ticker/Sedol	RELY / 75960P104
Principal Amount (US$)	$522,880,000
Principal Amount (Foreign$)	N/A
Amount Purchased (US$)	$5,182,876
Amount Purchased (Foreign$)	N/A
Trade Date	9/23/2021
Price (US$)	$43
Price-Foreign	N/A
Underwriter	Goldman Sachs & Co. LLC
Other Syndicate Members:	J.P. Morgan Securities LLC Barclays Capital Inc. Citigroup Global Markets Inc. William Blair & Company, LLC JMP Securities LLC KeyBanc Capital Markets Inc. Nomura Securities International, Inc
Underwriting Spread	5.50%
Currency	USD